C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

Mexico, Federal District, on December 26, 2006.

MAURICIO IBÁÑEZ CAMPOS, ESQ.

IBÁÑEZ, MAROTO, HOFFMAN & PEÑA GRAF ABOGADOS, S.C.

Montes Urales Number 635. Suite 402.

Lomas de Chapultepec.

Delegación Miguel Hidalgo.

Post Code 11000. Mexico, F.D.

BY HAND.

I, ENRIQUE ESTRELLA MENÉNDEZ, in my capacity as Conciliator in the concurso mercantil proceeding prosecuted by Grupo Iusacell, S.A. de C.V., before the Honorable Seventh Civil District Court of the First Circuit with case number 107/2006-I, which agency I have duly proved and granted in the record of such proceeding, respectfully appear before you to state:

In your capacity as legal representative of the Recognized Creditors of Grupo Iusacell, S.A. de C.V.: Bank Hapoalim (Switzerland) Ltd., Heritage Bank & Trust, SA, JPMorgan Chase Bank N.A., Citigroup N.A., RBC Dominion Securities Inc., BNP Paribas (Suisse) S.A., National Financial Services, Union Bancaire Ppivée Geneva, JP Mortgage Securities Limited, Credit Suisse Trust ACC CL, SGP., Discount Bank, Citigroup Global Markets, Inc., UBS AG, Deutsche Bank (Suisse) S.A., Bank of New Cork [sic], Banco Santander (Suisse) SA, Dresdner Bank (Switzerland) Ltd., The Bank of New York, Bank Hapoalim BM, and Credit Suisse, and based on the provisions of Articles 149 second paragraph, 161 and other related ones of the Mexican Business Reorganization Act, allow me to notify you of a meeting that will be held on January 8, 2007, in the Granada Room of the Hotel Nikko located at Calle Campos Elíseos number 204, Colonia Chapultepec, Delegación Miguel Hidalgo, Post Code 11560, in this City of Mexico, Federal District, whose objective will be the discussion of the concurso mercantil agreement draft and receipt by the undersigned of any comment that the Recognized Creditors have thereon, prior to its final presentation to the Court of Record.

Your presence at such meeting is not obligatory and your absence does not in any way imply for your constituents the loss of any right they have over the Company.

I STATE AS NECESSARY.

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[hw:]	I received documentation
Dec. 26, 06
Mauricio Ibáñez
[signature]

1

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

Mexico, Federal District, on December 26, 2006.

GONZALO ALARCÓN ITURBIDE

ALARCÓN ABOGADOS, S.A.

Bosques de Ciruelos Number 168. Suite 11-B.

Colonia Bosques de las Lomas.

Delegación Miguel Hidalgo.

Post Code 11700. Mexico, F.D.

BY HAND.

I, ENRIQUE ESTRELLA MENÉNDEZ, in my capacity as Conciliator in the concurso mercantil proceeding prosecuted by Grupo Iusacell, S.A. de C.V., before the Honorable Seventh Civil District Court of the First Circuit with case number 107/2006-I, which agency I have duly proved and granted in the record of such proceeding, respectfully appear before you to state:

In your capacity as legal representative of the Recognized Creditors of Grupo Iusacell, S.A. de C.V.: Credit Agricole (Suisse) SA, SG Private Banking (Suisse) SA, Deutsche Bank AG, Neuberger Berman, LLC, Bear Stearns Securities Corp., BSI SA, Citibank, Citibank (Switzerland), Lehman Brothers Inc., Pershing LLC, Banque Priveé Edmond de Rothschild, Pictet & Cie., Raymond James & Associates, Inc., BNP Paribas Securities Corp., Merrill Lynch, First Clearing LLC, Refco Capital Markets Ltd., Morgan Stanley DW Inc., Goldman Sachs & Co., HSBC Private Bank (Suisse) SA, Bank Julius Baer & Co. Ltd., Bank Leumi Luxembourg SA, Brown Brothers Harriman & Co., Clariden Bank, Deutsche Bank Securities, Inc., HSBC Securities Inc., The Northern Trust Company, 2S Banca Spa, Credit Suisse Securities (Europe) Ltd., SIS Segaintersettle AG, UBS Financial Services, HSBC Private Bank (Luxembourg) SA, Mellon Trust of New England N.A., Deutsche Bank AG London, Wachovia Bank, N.A., PNS Bank (Saxon & Co.), Credit Suisse / Trust ACC CL, SGP, Citigroup Global Markets, Inc. and Israel Discount Bank of New York; and based on the provisions of Articles 149 second paragraph, 161 and other related ones of the Mexican Business Reorganization Act, allow me to notify you of a meeting that will be held on January 8, 2007, in the Granada Room of the Hotel Nikko located at Calle Campos Elíseos number 204, Colonia Chapultepec, Delegación Miguel Hidalgo, Post Code 11560, in this City of Mexico, Federal District, whose objective will be the discussion of the concurso mercantil agreement draft and receipt by the undersigned of any comment that the Recognized Creditors have thereon, prior to its final presentation to the Court of Record.

Your presence at such meeting is not obligatory and your absence does not in any way imply for your constituents the loss of any right they have over the Company.

I STATE AS NECESSARY.

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[illegible hw]

[hw:] I received sealed envelope

Dec. 26, 06

2

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

Mexico, Federal District, on December 26, 2006.

THE BANK OF NEW YORK

Edificio Scotia Bank Inverlat	[stamp:]	BAKER & McKENZIE, S.C.
Blvd. Manuel Ávila Camacho No. 1, 12th Floor		26 DEC. 2006
Colonia Lomas de Chapultepec		[illegible]
Mexico, Federal District		RECEIVED

RECEIVING

BY HAND.

I, ENRIQUE ESTRELLA MENÉNDEZ, in my capacity as Conciliator in the concurso mercantil proceeding prosecuted by Grupo Iusacell, S.A. de C.V., before the Honorable Seventh Civil District Court of the First Circuit with case number 107/2006-I, which agency I have duly proved and granted in the record of such proceeding, respectfully appear before you to state:

In your capacity as trustee of the bond issuance document for the offering to the investor public made by Grupo Iusacell, S.A. de C.V. on December 16, 1999, I would like to inform you that based on the provisions of Articles of Articles 149 second paragraph, 161 and other related ones of the Mexican Business Reorganization Act, allow me to notify you as well as the rest of the Recognized Creditors of Grupo Iusacell, S.A. de C.V. of a meeting that will be held on January 8, 2007, in the Granada Room of the Hotel Nikko located at Calle Campos Elíseos number 204, Colonia Chapultepec, Delegación Miguel Hidalgo, Post Code 11560, in this City of Mexico, Federal District, whose objective will be the discussion of the concurso mercantil agreement draft and receipt by the undersigned of any comment that the Recognized Creditors have thereon, prior to its final presentation to the Court of Record.

Your presence at such meeting is not obligatory and your absence does not in any way imply for your constituents the loss of any right they have over the Company.

I STATE AS NECESSARY.

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

3

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

Mexico, Federal District, on December 26, 2006.

ANTONIO FRANCK CABRERA

HAYNES AND BOONE, S.C.

Blvd. Manuel Ávila Camacho Number 40

Suite 1801

Colonia Lomas de Chapultepec

Delegación Miguel Hidalgo

Post Code 11000. Mexico, F.D.

BY HAND.

I, ENRIQUE ESTRELLA MENÉNDEZ, in my capacity as Conciliator in the concurso mercantil proceeding prosecuted by Grupo Iusacell, S.A. de C.V., before the Honorable Seventh Civil District Court of the First Circuit with case number 107/2006-I, which agency I have duly proved and granted in the record of such proceeding, respectfully appear before you to state:

In your capacity as legal representative of the Recognized Creditors of Grupo Iusacell, S.A. de C.V.: Investors Bank & Trust, JP Morgan, Mellon Bank, N.A., Standard Bank PLC, Morgan Stanley & Co. and UBS AG, London Branch; and based on the provisions of Articles 149 second paragraph, 161 and other related ones of the Mexican Business Reorganization Act, allow me to notify you of a meeting that will be held on January 8, 2007, in the Granada Room of the Hotel Nikko located at Calle Campos Elíseos number 204, Colonia Chapultepec, Delegación Miguel Hidalgo, Post Code 11560, in this City of Mexico, Federal District, whose objective will be the discussion of the concurso mercantil agreement draft and receipt by the undersigned of any comment that the Recognized Creditors have thereon, prior to its final presentation to the Court of Record.

Your presence at such meeting is not obligatory and your absence does not in any way imply for your constituents the loss of any right they have over the Company.

I STATE AS NECESSARY.

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[stamp:]	RECEIVED
26 DEC. 2006
Haynes and Boone, S.C.

4

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

Mexico, Federal District, on December 26, 2006.

MARIA DEL SAGRARIO CLARA DEL PILAR SÁNCHEZ COLORADO

Montes Urales Number 460

Colonia Lomas de Chapultepec

Delegación Miguel Hidalgo

Post Code 11000. Mexico, F.D.

BY HAND.

I, ENRIQUE ESTRELLA MENÉNDEZ, in my capacity as Conciliator in the concurso mercantil proceeding prosecuted by Grupo Iusacell, S.A. de C.V., before the Honorable Seventh Civil District Court of the First Circuit with case number 107/2006-I, which agency I have duly proved and granted in the record of such proceeding, respectfully appear before you to state:

In your capacity as legal representative of the Recognized Creditors of Grupo Iusacell, S.A. de C.V.: Iusacell Arrendadora, S.A. de C.V., Iusacell Infraestructura, S.A. de C.V., Iusacell Infraestructura de México, S.A. de C.V., Grupo Iusacell Celular, S.A. de C.V., Iusacell, S.A. de C.V., Inmobiliaria Montes Urales 460, S.A. de C.V. and Sistecel, S.A. de C.V.; and based on the provisions of Articles 149 second paragraph, 161 and other related ones of the Mexican Business Reorganization Act, allow me to notify you of a meeting that will be held on January 8, 2007, in the Granada Room of the Hotel Nikko located at Calle Campos Elíseos number 204, Colonia Chapultepec, Delegación Miguel Hidalgo, Post Code 11560, in this City of Mexico, Federal District, whose objective will be the discussion of the concurso mercantil agreement draft and receipt by the undersigned of any comment that the Recognized Creditors have thereon, prior to its final presentation to the Court of Record.

Your presence at such meeting is not obligatory and your absence does not in any way imply for your constituents the loss of any right they have over the Company.

I STATE AS NECESSARY.

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[stamp:]	I received an envelope
for Sagrario Sánchez
[signature]

5

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

Mexico, Federal District, on December 26, 2006.

RITCH HEATHER Y MÜLLER, S.C.

Blvd. Manuel Ávila Camacho, Torre del Bosque Number 24, 20th Floor

Colonia Lomas de Chapultepec

Delegación Miguel Hidalgo

Post Code 11000. Mexico, F.D.

BY HAND.

I, ENRIQUE ESTRELLA MENÉNDEZ, in my capacity as Conciliator in the concurso mercantil proceeding prosecuted by Grupo Iusacell, S.A. de C.V., before the Honorable Seventh Civil District Court of the First Circuit with case number 107/2006-I, which agency I have duly proved and granted in the record of such proceeding, respectfully appear before you to state:

In your capacity as Recognized Creditor of Grupo Iusacell, S.A. de C.V., based on the provisions of Articles 149 second paragraph, 161 and other related ones of the Mexican Business Reorganization Act, and based on the provisions of Articles 149 second paragraph, 161 and other related ones of the Mexican Business Reorganization Act, allow me to notify you of a meeting that will be held on January 8, 2007, in the Granada Room of the Hotel Nikko located at Calle Campos Elíseos number 204, Colonia Chapultepec, Delegación Miguel Hidalgo, Post Code 11560, in this City of Mexico, Federal District, whose objective will be the discussion of the concurso mercantil agreement draft and receipt by the undersigned of any comment that the Recognized Creditors have thereon, prior to its final presentation to the Court of Record.

Your presence at such meeting is not obligatory and your absence does not in any way imply for your constituents the loss of any right they have over the Company.

I STATE AS NECESSARY.

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[stamp:]	I received an envelope
Dec. 26, 06
[signature]
Ritch Mueller, S.C.

6